American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND SHORT-TERM
TREASURY FUND * INTERMEDIATE-TERM TREASURY FUND LONG-TERM TREASURY FUND *
INFLATION-ADJUSTED TREASURY FUND SHORT-TERM GOVERNMENT FUND * GNMA FUND

Supplement dated March 1, 2001 * Prospectus dated August 1, 2000

As of January 1, 2001, American Century Investment Services, Inc. is the sole distributor of the funds.

The following replaces the section, "Distributions" on page 25 of the Investor
Class prospectus and on page 22 of the Advisor Class prospectus.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as capital gains realized by a fund on the sale of its investment securities.

Money Market Funds

Each money market fund declares distributions from net income daily. These distributions are paid on the last business day of each month. Distributions are reinvested automatically in additional shares unless you choose another option.

Except as described in the next paragraph, you will begin to participate in fund distributions the next business day after your purchase is effective. If you redeem shares, you will receive the distribution declared for the day you redeem.

You will begin to participate in fund distributions on the day your instructions to purchase are received if you

*  notify us of your purchase prior to 11 a.m. Central time AND

*  pay for your purchase by bank wire transfer prior to 3 p.m. Central time on the same day.

Also, we will wire your redemption proceeds to you by the end of the business day if you request your redemption before 11 a.m. Central time.

Other Funds

Each fund pays distributions from net income monthly. Each fund generally pays capital gains distributions, if any, once a year, usually in December. A fund may make more frequent distributions, if necessary, to comply with Internal
Revenue Code provisions. Distributions are reinvested automatically in additional shares unless you choose another option.

You will participate in fund distributions, when they are declared, starting the next  business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash. Please consult your services guide for further information about distributions and your options for receiving them.

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Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

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